Phone: 800-213-0689 www.newenergytechnologiesinc.com	Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy to Develop Systems for Storage & Distribution of Electricity Generated from the Motion of Vehicles

Columbia, MD – June 21, 2011 – New Energy Technologies, Inc. (OTCQB: NENE), today announced an important next step towards commercialization of its MotionPower™ technology with plans to develop systems for storing and distributing electricity, generated from the motion of vehicles by the Company’s patent-pending technology.

The subject of 18 International and U.S. patent filings, New Energy’s MotionPower™ systems are engineered as a practical and useful alternative energy technology for generating sustainable electricity from millions of vehicles, as they slow down or come to a stop.  More than 250 million vehicles are registered in America, and an estimated 6 billion miles are driven on our nation’s roads every day.

MotionPower™ systems can be embedded into roadway surfaces at toll-plazas, drive-thrus, border crossings, traffic calming areas, and other high traffic sites where they capture the kinetic energy of slowing vehicles and convert this energy into useful electricity.  Once electricity is generated by MotionPower™, customers may power their appliances, lighting, utility fixtures, and other devices.  Customers may have an opportunity to net metering surplus energy back to the grid.  Net metering is an arrangement where excess energy exported to the utility is subtracted from the amount of energy imported from the grid.  Essentially, the customer’s electric meter spins forward when a customer is drawing power from the utility grid (i.e., using more energy than they are producing) and spins backward when energy is being sent back to the grid.  Surplus energy presents an opportunity for financial savings for the customer.

Engineers anticipate that the development of New Energy’s electricity storage and distribution systems will allow customers to store and distribute their electrical power, as desired.  The ability for customers to manage their use of electricity generated by MotionPower™ and fully exploit its ensuing benefits, marks an important advancement towards the eventual commercial deployment of MotionPower™ and its pathway to manufacturability – a recently announced corporate objective.

Last week, the Company announced plans to advance its MotionPower™ technology towards commercial manufacturability with an emphasis on maximizing the capture of kinetic energy and increasing electrical power output.

Among engineering priorities announced today, New Energy’s product development team will work to design systems capable of managing the storage and distribution of electricity, with a specific focus on: increasing the amount of electricity stored by MotionPower™ while concurrently reducing the number of mechanical energy storage parts; streamlining mechanical energy storage components in order reduce costs, parts, and maintenance; maximizing the mechanical, chemical, and electrical storage of energy; and systems designs which allow customers to make use of MotionPower™-generated electricity at times when conventional electricity may be most expensive.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

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MotionPower roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 18 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

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  SolarWindow™ technologies which enable see-thru windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

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Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.